Item 1: Report to Shareholders

International Stock Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2005. Performance was strong despite a pull-back during the past two months as rising oil prices and interest rates led to caution among investors. Emerging markets were the star performers during the past six months and year, but European stocks also did well in both periods. Japan’s results were respectable in the six-month period but lackluster for the entire year.

Your fund gained ground during the six months ended April 30, 2005, falling short of the results for the unmanaged MSCI EAFE Index but surpassing the Lipper International Large-Cap Growth Funds Average, as shown in the table. The fund’s return trailed the MSCI EAFE benchmark for the 12-month period but again outpaced the average return for the Lipper group of similar funds. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
International Stock Fund	7.28%	10.65%
International Stock Fund–
Advisor Class	7.23	10.42
International Stock Fund–R Class	7.00	10.10
MSCI EAFE Index	8.95	15.42
Lipper International Large-Cap
Growth Funds Average	6.14	8.80
Please see the fund’s quarter-end returns following this letter.

Our regional allocations contributed positively to relative performance versus the MSCI EAFE Index over the past six months, particularly an overweight position in emerging markets, but overall stock selection was generally negative. We maintained a neutral position in Japan, since we view the economic slowdown there as a pause rather than a long-term downturn. We were underweight in Europe, primarily as a result of our low exposure to U.K. banks and major oil companies. Health care was one area where stock selection helped buoy results as our key pharmaceutical holdings outperformed during the period. Value stocks remained dominant over growth, which restrained results for the fund with its growth stock bias.

MARKET REVIEW

Despite weakness in March and April, international stocks performed solidly during the past six months. Higher oil prices, fears of global inflation, and rising bond yields triggered the late-period sell-off. Emerging markets continued to lead the way, although they suffered most during the correction as risk-averse investors redirected their assets to less volatile regions.

Among the developed markets, Japan lagged once again because of the strong yen and a pause in the country’s economic recovery. Japan’s economy remains dependent on global consumers as domestic demand is still fragile. Europe performed solidly, notwithstanding the sluggish economic environment in Germany and France.

MARKET PERFORMANCE
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
France	5.97%	1.49%	7.55%
Germany	5.75	1.49	7.32
Hong Kong	11.63	-0.16	11.45
Italy	10.77	1.49	12.42
Japan	3.61	1.22	4.87
Mexico	6.78	4.00	11.06
Netherlands	7.52	1.49	9.11
Singapore	6.70	1.88	8.70
Sweden	10.21	-0.16	10.03
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
Source: RIMES Online, using MSCI indices.

Sector leaders during the period included energy and consumer staples. Higher oil prices and improved investor sentiment drove energy stocks, while food and tobacco stocks were particularly strong in the consumer staples segment. Utilities shares were also outstanding performers as investors sought defensive issues with relatively high dividend yields. Pharmaceuticals did well, but the information technology (IT) sector was a major disappointment, largely due to weakness in the semiconductor and Internet industries. Poor global demand, input prices, and falling capacity utilization in the semiconductor industry were primarily responsible for poor results in the group.

PORTFOLIO PERFORMANCE AND STRATEGY

As mentioned, stock selection overall impaired results; one exception was the health care sector where several holdings, primarily major pharmaceuticals, boosted performance. In particular, U.K. pharmaceutical GlaxoSmithKline posted quarterly earnings that were ahead of consensus expectations because of the company’s cost controls. While revenue growth fell a bit short of the mark, recent prescription data show a clear acceleration in U.S. growth for key products. Another major contributor in the segment was France’s Sanofi-Aventis, where performance was enhanced by strong earnings, a positive outlook for products in the company’s pipeline, and a favorable legal decision regarding its anti-stroke drug Plavix. (Please refer to our detailed list of holdings and the amount each represents of the portfolio.)

GEOGRAPHIC DIVERSIFICATION
Periods Ended	10/31/04	4/30/05
Europe	65.2%	61.2%
Japan	21.8	21.4
Pacific Rim	7.8	8.0
Latin America	3.5	3.7
North America	0.0	1.9
Middle East	0.2	0.7
Other and Reserves	1.5	3.1
Total	100.0%	100.0%
Note: Historical weightings reflect current classifications.

The portfolio also benefited from healthy returns in financials, mainly in our commercial banks and capital markets holdings. Swiss majors Credit Suisse Group and UBS were the biggest contributors in the sector; during the past three months the companies reaped the rewards of significant cash inflows into their private banking divisions.

Our oil stocks added value in absolute terms, benefiting from rising oil prices and bumper profits for the industry. Shell Transport & Trading of the U.K. was among the portfolio’s top absolute contributors as record oil prices, strong refining margins, and a cyclical recovery in chemicals boosted 2004 profits. Oil company PetroKazakhstan detracted, however, as the company is involved in several legal disputes, including one regarding excess profits from noncompetitive pricing practices. As a result, oil production has been cut dramatically.

IT as a group was a disappointment, with most of our holdings detracting from absolute performance. Two holdings in the group did reasonably well, however: Taiwan Semiconductor Manufacturing and Samsung Electronics, whose share prices rose as a result of better-than-expected earnings.

Utilities were among the major detractors from performance since we were underweight in the group, which delivered robust results. The consumer discretionary sector overall was a strong detriment to relative performance, and U.K. home-improvement retailer Kingfisher was the worst detractor over the six-month period. The firm’s main operation is expected to report a decline in sales for the first time in years, and consensus earnings projections, which have been sliding for months, may drop a further 10%.

The financials sector was the worst detractor from relative results, primarily due to our position in French asset manager Credit Agricole. The stock was among the 10 worst detractors from absolute performance, reflecting weaker-than-expected earnings over the last two quarters because of higher expenses across most of the company’s divisions. While we believe the downside for this stock is limited, we sold shares since we believe prospects are better at other European banks, including Spain’s Banco Bilbao Vizcaya Argenta, National Bank of Greece, and Credit Suisse Group. We also reduced our weighting in Kingfisher.

SECTOR DIVERSIFICATION

Percent of		Percent of
Net Assets		Net Assets
10/31/04		4/30/05
Financials	23.4%	27.8%
Consumer Discretionary	17.3	16.6
Health Care	8.4	9.1
Telecommunication Services	10.1	9.0
Industrials and Business Services	9.0	9.0
Energy	8.0	8.4
Information Technology	8.9	6.3
Consumer Staples	7.8	6.3
Materials	4.0	3.3
Utilities	1.6	1.5
Other and Reserves	1.5	2.7
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Our largest trades do not indicate a strategic shift in investment strategy. We have done some fine-tuning among retail, banking, and telecom stocks and anticipate changes in other sectors, but these trades are determined by our conviction levels on various holdings resulting from comprehensive bottom-up research. We purchased shares of Japanese bank Resona Holdings, which specializes in lending to individuals and small and medium companies. The bank had been troubled by bad loans, but a government bailout has boosted our outlook for the company. Merger activity among Japanese banks should increase following a general restructuring, and companies like Resona have good exposure to a domestic recovery. One of our largest purchases was National Bank of Greece, which we expect to benefit from high growth rates in Eastern European countries such as Romania and Bulgaria.

INVESTMENT OUTLOOK

Company balance sheets are strong and we expect earnings to rise, although at a more measured rate than in 2004. Several factors are creating slightly greater risk than in the recent past, however. Low bond yields have supported stock prices for some time, but shorter-term yields have been rising in the U.S., and risk premiums could go up if the Federal Reserve decides to tighten monetary policy beyond the measured pace it has so far adopted. The price of oil remains elevated, and the dollar is still weak. That said, growth stocks tend to do best when the economy is growing steadily, and large-caps normally do better than small-caps in this environment. If this scenario unfolds as we expect, our large-cap growth bias should position the portfolio well in coming months.

The outlook for European profits remains largely positive. With European equities currently trading at attractive earnings multiples, we believe the downside risk for stocks in this arena is limited. In addition, the balance sheet restructuring that has been taking place is leading to healthy cash generation. We continue to be troubled by the strong euro versus the dollar and stubbornly high oil prices. Both have affected consumer confidence, but these issues should be mitigated to some extent.

Japan’s economy should regain momentum in the second half of 2005, underpinned by an uplift in consumer spending. The risks here are the same as for Europe, namely, high oil prices, rising U.S. interest rates, and the weak dollar—as well as an upward trend in raw materials prices. We believe, however, that resilient domestic consumer demand will overcome the negatives.

Emerging markets continue to look healthy to us. Recent stock market declines were driven by the same issues discussed in regard to Europe and Japan. While ensuing risk aversion on the part of investors has prompted caution, we believe domestic demand is now driving growth in emerging markets, which are increasingly less dependent on global trade factors. In addition, political and economic stability is improving in these regions. Stock valuations appear attractive compared with those of developed markets, and our focus on high-quality stocks in consumer-sensitive industries such as media, retailers, banks, and mobile phone operators bodes well for investors, in our view.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 20, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

GlaxoSmithKline, United Kingdom	3.4%
Total, France	2.6
Sanofi-Aventis, France	2.2
Vodafone, United Kingdom	2.0
UBS, Switzerland	2.0
Royal Bank of Scotland, United Kingdom	1.9
Shell Transport & Trading, United Kingdom	1.8
Nestle, Switzerland	1.7
Banco Bilbao Vizcaya Argenta, Spain	1.7
Eni, Italy	1.4
Credit Suisse Group, Switzerland	1.3
British Sky Broadcasting, United Kingdom	1.2
Securitas, Sweden	1.2
Reed Elsevier, United Kingdom	1.1
Mitsubishi Corporation, Japan	1.1
AstraZeneca, United Kingdom	1.0
BNP Paribas, France	1.0
Carnival, United States/United Kingdom	1.0
France Telecom, France	1.0
Nokia, Finland	1.0
Telefonica, Spain	1.0
Fortis, Belgium	1.0
UniCredito, Italy	1.0
National Bank of Greece, Greece	1.0
Toyota Motor, Japan	1.0
Total	36.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 4/30/05	1 Year	5 Years	10 Years	Inception	Date
International Stock Fund	10.65%	-4.08%	4.45%	–	–
MSCI EAFE Index	15.42	-0.19	5.10	–	–
Lipper International Large-Cap
Growth Funds Average	8.80	-6.76	3.69	–	–
International Stock Fund—
Advisor Class	10.42	–	–	-5.27%	3/31/00
MSCI EAFE Index	15.42	-0.19	5.10	-1.24	–
Lipper International Large-Cap
Growth Funds Average	8.80	-6.76	3.69	-7.97	–
International Stock Fund—
R Class	10.10	–	–	18.62	9/30/02
MSCI EAFE Index	15.42	-0.19	5.10	24.12	–
Lipper International Large-Cap
Growth Funds Average	8.80	-6.76	3.69	17.82	–

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL STOCK FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Investor Class
Actual	$1,000.00	$1,072.80	$4.63
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,020.33	$4.51
Advisor Class
Actual	$1,000.00	$1,072.30	$5.75
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,019.24	$5.61
R Class
Actual	$1,000.00	$1,070.00	$7.19
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,017.85	$7.00
* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.90%, the Advisor Class was 1.12%, and the R Class was 1.40%.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years

International Stock Fund	9.10%	-4.79%	5.12%
International Stock Fund–Advisor Class	8.79	-4.90	5.06
International Stock Fund–R Class	8.56	-5.01	5.00
MSCI EAFE Index	15.49	-0.81	5.73
Lipper International Large-Cap Growth Funds Average	7.89	-7.65	4.34

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. The T. Rowe Price International Stock Fund–Advisor Class began operations on March 31,
2000, and the T. Rowe Price International Stock Fund–R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the “investor class”). The average annual total return figures for the Advisor and R Classes have been calculated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor and R Classes would have been lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect the taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$11.83	$10.66	$8.87	$10.65	$16.11	$16.70

Investment activities
Net investment
income (loss)	0.08	0.15	0.14	0.11	0.29	0.10
Net realized and
unrealized gain (loss)	0.78	1.18	1.76	(1.56)	(4.48)	0.35

Total from
investment activities	0.86	1.33	1.90	(1.45)	(4.19)	0.45

Distributions
Net investment income	(0.15)	(0.13)	(0.11)	(0.30)	(0.09)	(0.13)
Net realized gain	–	(0.03)	–	(0.03)	(1.18)	(0.91)

Total distributions	(0.15)	(0.16)	(0.11)	(0.33)	(1.27)	(1.04)

NET ASSET VALUE
End of period	$12.54	$11.83	$10.66	$8.87	$10.65	$16.11

Ratios/Supplemental Data
Total return^	7.28%	12.59%	21.69%	(14.19)%	(28.17)%	2.28%
Ratio of total expenses to
average net assets	0.90%†	0.92%	0.95%	0.92%	0.90%	0.84%
Ratio of net investment
income (loss) to average
net assets	1.23%†	1.22%	1.39%	0.96%	2.14%	0.55%
Portfolio turnover rate	46.4%†	28.2%	25.2%	21.6%	17.4%	38.2%
Net assets, end of period
(in millions)	$4,929	$4,805	$4,874	$4,773	$6,370	$10,458

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$11.77	$10.63	$8.86	$10.66	$16.12	$19.12

Investment activities
Net investment
income (loss)	0.07	0.14	0.12	0.10	0.29	0.02
Net realized and
unrealized gain (loss)	0.78	1.15	1.76	(1.57)	(4.46)	(3.02)

Total from investment
activities	0.85	1.29	1.88	(1.47)	(4.17)	(3.00)

Distributions
Net investment income	(0.14)	(0.12)	(0.11)	(0.30)	(0.11)	–
Net realized gain	–	(0.03)	–	(0.03)	(1.18)	–

Total distributions	(0.14)	(0.15)	(0.11)	(0.33)	(1.29)	–

NET ASSET VALUE
End of period	$12.48	$11.77	$10.63	$8.86	$10.66	$16.12

Ratios/Supplemental Data
Total return^	7.23%	12.24%	21.49%	(14.37)%	(28.06)%	(15.69%)
Ratio of total expenses to
average net assets	1.12%†	1.14%	1.11%	1.15%	1.05%	0.83%†
Ratio of net investment
income (loss) to average
net assets	1.09%†	1.03%	1.28%	0.82%	2.26%	0.63%†
Portfolio turnover rate	46.4%†	28.2%	25.2%	21.6%	17.4%	38.2%
Net assets, end of period
(in thousands)	$36,859	$30,329	$18,309	$10,207	$6,938	$1,500

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	R Class
		6 Months	Year		9/30/02
		Ended	Ended		Through
		4/30/05**	10/31/04	10/31/03	10/31/02
	NET ASSET VALUE
	Beginning of period	$11.73	$10.62	$8.88	$8.29

	Investment activities
	Net investment income (loss)	0.04*	0.13*	0.13*	–
	Net realized and unrealized
	gain (loss)	0.78	1.13	1.72	0.59

	Total from investment activities	0.82	1.26	1.85	0.59

	Distributions
	Net investment income	(0.14)	(0.12)	(0.11)	–
	Net realized gain	–	(0.03)	–	–

	Total distributions	(0.14)	(0.15)	(0.11)	–

	NET ASSET VALUE
	End of period	$12.41	$11.73	$10.62	$8.88

	Ratios/Supplemental Data
	Total return^	7.00%*	11.97%*	21.10%*	7.12%
	Ratio of total expenses to
	average net assets	1.40%†*	1.40%*	1.40%*	1.22%†
	Ratio of net investment
	income (loss) to average
	net assets	0.69%†*	0.50%*	0.82%*	(0.21)%†
	Portfolio turnover rate	46.4%†	28.2%	25.2%	21.6%
	Net assets, end of period
	(in thousands)	$3,223	$3,139	$216	$107

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
	assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/06.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)
AUSTRALIA 0.9%
Common Stocks 0.9%
BHP Billiton	2,536,294	32,141
Brambles Industries §	2,408,400	14,860
Total Australia (Cost $27,746)		47,001

BELGIUM 1.3%
Common Stocks 1.3%
Fortis	1,775,537	49,464
UCB	274,798	13,423
Total Belgium (Cost $49,882)		62,887

BRAZIL 1.5%
Common Stocks 1.5%
Petroleo Brasileiro ADR (USD) §	1,208,831	44,424
Tele Norte Leste ADR (USD) §	1,874,100	27,737
Total Brazil (Cost $49,072)		72,161

CANADA 0.7%
Common Stocks 0.7%
Research In Motion (USD) * §	229,100	14,756
Telus (Non-voting shares) (USD)	696,400	20,774
Total Canada (Cost $34,776)		35,530

CHINA 0.6%
Common Stocks 0.6%
China Telecom (HKD)	13,916,000	4,738
China Telecom 144A (HKD) *	37,930,000	12,913
China Unicom (HKD)	15,708,000	12,714
Total China (Cost $29,177)		30,365

DENMARK 0.6%
Common Stocks 0.6%
Novo Nordisk, Series B	581,594	29,444
Total Denmark (Cost $18,955)		29,444

FINLAND 1.0%
Common Stocks 1.0%
Nokia §	3,159,248	50,683
Total Finland (Cost $3,711)		50,683

FRANCE 12.0%
Common Stocks 12.0%
AXA §	1,262,025	31,232
BNP Paribas	773,726	51,182
Compagnie De Saint-Gobain §	523,208	29,638
France Telecom * §	1,725,239	50,699
Groupe Danone §	248,720	23,400
Hermes International §	159,594	30,524
L'Oreal §	155,257	11,189
LVMH §	427,226	30,309
Sanofi-Aventis §	1,222,596	108,682
Schneider Electric §	384,230	27,771
Societe Generale §	232,099	23,230
Sodexho Alliance §	727,699	24,485
Television Francaise * §	391,018	11,112
THOMSON Multimedia §	588,500	14,574
Total §	569,506	126,877
Total France (Cost $297,397)		594,904

GERMANY 2.9%
Common Stocks 2.9%
Allianz §	122,247	14,691
Commerzbank *	1,125,800	24,815
E.ON AG §	265,272	22,446
Hypo Real Estate Holding * §	1,041,605	43,423
SAP §	124,250	19,619
Siemens	229,983	16,924
Total Germany (Cost $110,917)		141,918

GREECE 1.0%
Common Stocks 1.0%
National Bank of Greece	1,434,025	48,216
Total Greece (Cost $47,385)		48,216

HONG KONG 1.7%
Common Stocks 1.7%
Cheung Kong Holdings §	2,732,000	25,844
Esprit Holdings	2,636,500	19,738
Li & Fung	9,010,000	17,309
Sun Hung Kai Properties	2,228,000	21,402
Total Hong Kong (Cost $64,989)		84,293

INDIA 0.8%
Common Stocks 0.8%
I-Flex Solutions	1,313,100	18,196
Zee Telefilms	6,878,700	20,637
Total India (Cost $37,019)		38,833

INDONESIA 0.3%
Common Stocks 0.3%
Telekomunikasi	35,514,500	15,911
Total Indonesia (Cost $18,502)		15,911

IRELAND 1.1%
Common Stocks 1.1%
Anglo Irish Bank	3,260,800	37,787
CRH	587,400	14,693
Total Ireland (Cost $57,038)		52,480

ITALY 5.7%
Common Stocks 5.7%
Alleanza Assicurazioni §	2,208,759	26,354
Assicurazioni Generali	1,189,156	36,740
Banco Popolare Di Verona §	639,500	11,834
Eni SPA	2,732,940	68,904
Intesabci Spa, RNC shares	5,849,900	25,419
Mediaset §	946,471	12,358
Mediobanca	2,014,400	33,311
Telecom Italia, RNC shares §	7,437,711	21,047
UniCredito §	8,604,498	48,467
Total Italy (Cost $186,551)		284,434

JAPAN 21.4%
Common Stocks 21.4%
AIFUL	226,900	16,994
AIFUL (Bonus shares) *	113,450	8,489
Astellas Pharma	1,295,300	47,173
Benesse §	405,900	13,208
Canon	428,600	22,398
Credit Saison §	371,900	12,758
Dai Nippon Printing	1,783,000	28,716
Daikin Industries	609,300	15,254
Daito Trust Construction	233,400	9,373
Daiwa Securities Group	2,940,000	18,665
Fanuc §	443,700	26,317
Funai Electric §	150,000	16,920
HOYA	187,900	19,697
INPEX	2,984	16,320
JFE Holdings §	557,800	15,510
JSR §	945,800	19,149
KDDI	9,040	41,920
Keyence	74,200	16,465
Kyocera	245,300	17,980
Leopalace21 §	1,131,700	17,403
Marui §	1,554,600	20,039
Mitsubishi Corporation	4,101,400	56,305
Mitsubishi Estate §	1,361,000	14,654
Mitsubishi Tokyo Financial	5,318	46,291
Mitsui Fudosan §	3,662,000	40,978
Mitsui Trust Holdings §	2,064,000	20,550
NEC	3,387,000	18,731
Nidec §	148,100	17,423
Nissan §	2,494,500	24,690
Nomura Securities §	3,309,000	42,171
NTT DoCoMo	5,547	8,595
Oji Paper §	2,046,000	10,948
ORIX	186,600	25,496
Resona Holdings * §	15,133,000	28,661
Rohm Company	183,200	17,328
Secom §	1,019,500	40,977
Sega Sammy Holdings	194,500	11,388
Seven-Eleven Japan §	990,900	27,971
Shin-Etsu Chemical	701,600	26,012
SMC	109,200	11,543
Sumitomo Mitsui Financial §	6,862	44,457
Suzuki Motor	1,109,400	18,986
T&D Holdings §	328,000	16,252
Toray Industries	2,803,000	12,545
Toyota Motor	1,316,700	48,041
USS §	155,850	12,358
Total Japan (Cost $978,980)		1,064,099

KAZAKHSTAN 0.3%
Common Stocks 0.3%
PetroKazakhstan (USD)	556,217	16,147
Total Kazakhstan (Cost $15,059)		16,147

MALAYSIA 0.3%
Common Stocks 0.3%
Astro All Asia *	11,937,000	16,367
Total Malaysia (Cost $13,784)		16,367

MEXICO 2.3%
Common Stocks 2.3%
America Movil ADR, Series L (USD)	719,900	35,743
Grupo Financiero Banorte	1,872,900	12,065
Grupo Modelo, Series C	4,693,000	13,337
Grupo Televisa ADR (USD)	344,300	19,343
Wal-Mart de Mexico, Series V §	8,781,872	32,476
Total Mexico (Cost $71,279)		112,964

NETHERLANDS 1.0%
Common Stocks 1.0%
Koninklijke Numico *	671,618	27,922
Philips Electronics	912,058	22,838
Total Netherlands (Cost $25,827)		50,760

NORWAY 1.1%
Common Stocks 1.1%
Norsk Hydro §	244,590	19,370
Orkla §	430,994	14,502
Statoil ASA §	1,150,100	20,357
Total Norway (Cost $44,395)		54,229

RUSSIA 0.6%
Common Stocks 0.6%
Lukoil ADR 144A (USD)	115,760	15,787
VimpelCommunication ADR (USD) * §	438,300	14,341
Total Russia (Cost $20,014)		30,128

SINGAPORE 0.6%
Common Stocks 0.6%
United Overseas Bank	2,348,592	20,596
Venture	1,201,000	10,260
Total Singapore (Cost $25,527)		30,856

SOUTH AFRICA 0.4%
Common Stocks 0.4%
Naspers, N shares	846,100	10,256
Standard Bank Group	1,084,200	10,900
Total South Africa (Cost $21,584)		21,156

SOUTH KOREA 1.0%
Common Stocks 1.0%
Hyundai GDR, 144A (USD) §	510,100	13,560
Samsung Electronics	75,937	34,839
Total South Korea (Cost $29,927)		48,399

SPAIN 4.3%
Common Stocks 4.3%
Banco Bilbao Vizcaya Argenta	5,292,227	82,297
Endesa	857,132	18,801
Gas Natural §	700,290	20,048
Inditex §	1,362,100	40,571
Telefonica §	2,044,423	34,900
Telefonica ADR (USD) §	297,801	15,188
Total Spain (Cost $159,734)		211,805

SWEDEN 1.2%
Common Stocks 1.2%
Securitas, Series B §	3,675,536	59,260
Total Sweden (Cost $60,224)		59,260

SWITZERLAND 6.9%
Common Stocks 6.9%
Adecco §	935,765	45,410
Cie Financ Richemont, Equity Units, Class A	787,500	23,565
Credit Suisse Group * §	1,504,440	63,609
Nestle §	322,655	85,104
Roche Holding §	238,579	28,990
UBS §	1,216,943	98,002
Total Switzerland (Cost $166,526)		344,680

TAIWAN 1.1%
Common Stocks 1.1%
E.Sun Financial Holding	18,064,000	14,790
Far Eastone Telecom GDR (USD)	1,068,800	19,505
Taiwan Semiconductor	12,747,862	21,305
Total Taiwan (Cost $50,343)		55,600

THAILAND 0.7%
Common Stocks 0.7%
Bangkok Bank NVDR, GDR	5,271,100	13,228
Kasikornbank NVDR, GDR	9,705,500	13,162
True Corporation * §	48,378,700	10,056
TRUE NVDR *	1,324,800	275
Total Thailand (Cost $40,599)		36,721

TURKEY 0.7%
Common Stocks 0.7%
Turkiye Garanti Bankasi *	3,595,800	12,828
Turkiye Is Bankasi	3,849,000	19,573
Total Turkey (Cost $30,392)		32,401

UNITED KINGDOM 20.2%
Common Stocks 20.2%
AstraZeneca	1,178,979	51,827
British Sky Broadcasting	5,882,729	61,040
Cadbury Schweppes	1,191,674	12,013
Capita Group	4,290,800	30,949
Carnival	418,448	21,656
Centrica	3,577,591	15,186
Compass Group	3,868,580	17,351
Electrocomponents	2,626,600	11,580
Emap	996,000	15,196
GlaxoSmithKline	6,780,132	171,092
Hays	11,880,054	29,730
HSBC	916,164	14,682
Kingfisher	9,412,140	44,473
Reed Elsevier	5,751,917	56,394
Rio Tinto	1,126,963	34,073
Royal Bank of Scotland	3,067,003	92,770
Shell Transport & Trading	9,749,547	87,533
Standard Chartered	522,500	9,446
Tesco	5,734,512	33,928
Unilever	3,129,797	29,865
United Business Media	1,662,909	15,814
Vodafone	38,686,556	101,229
WPP Group	4,122,191	44,976
Total United Kingdom (Cost $700,935)		1,002,803

UNITED STATES 1.2%
Common Stocks 1.2%
Carnival	601,400	29,397
News Corp. CDI GDR, Class A (AUD) §	1,846,836	28,253
Total United States (Cost $50,715)		57,650

SHORT-TERM INVESTMENTS 1.2%
Money Market Funds 1.2%
T. Rowe Price Reserve Investment Fund, 2.93% #†	61,502,225	61,502
Total Short-Term Investments (Cost $61,502)		61,502

SECURITIES LENDING COLLATERAL 26.3%
Money Market Pooled Account 26.3%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.905% #	1,307,654,584	1,307,655
Total Securities Lending Collateral (Cost $1,307,655)		1,307,655

Total Investments in Securities
124.9% of Net Assets (Cost $4,908,118)		$6,204,242

(1)	Denominated in currency of country of	ADR	American Depository Receipts
	incorporation unless otherwise noted	AUD	Australian dollar
#	Seven-day yield	GDR	Global Depository Receipts
*	Non-income producing	HKD	Hong Kong dollar
§	All or a portion of this security is on loan at	NVDR	Non Voting Depository Receipt
	April 30, 2005 – See Note 2	USD	U.S. dollar
++	At April 30, 2005, a substantial number of
the fund’s international securities were val-
ued by the T. Rowe Price Valuation
Committee, established by the fund’s
Board of Directors. See Note 1
†	Affiliated company – See Note 5
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $42,260 and repre-
sents 0.9% of net assets

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $61,502)	$61,502
Non-affiliated companies (cost $4,846,616)	6,142,740

Total investments in securities	6,204,242
Dividends and interest receivable	18,439
Receivable for investment securities sold	117,527
Receivable for shares sold	6,358
Other assets	45,495

Total assets	6,392,061

Liabilities
Investment management fees payable	2,744
Payable for investment securities purchased	75,289
Payable for shares redeemed	2,679
Obligation to return securities lending collateral	1,307,655
Due to affiliates	749
Other liabilities	34,320

Total liabilities	1,423,436

NET ASSETS	$4,968,625

Net Assets Consist of:
Undistributed net investment income (loss)	$28,995
Undistributed net realized gain (loss)	(908,924)
Net unrealized gain (loss)	1,296,515
Paid-in-capital applicable to 396,162,623 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	4,552,039

NET ASSETS	$4,968,625

NET ASSET VALUE PER SHARE
Investor Class
($4,928,542,856/392,949,207 shares outstanding)	$12.54

Advisor Class
($36,859,338/2,953,769 shares outstanding)	$12.48

R Class
($3,223,183/259,647 shares outstanding)	$12.41

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $3,439)	$51,871
Securities lending	2,210
Interest (net of foreign of taxes of $2)	231

Total income	54,312

Expenses
Investment management	16,860
Shareholder servicing
Investor Class	4,933
Advisor Class	23
R Class	6
Custody and accounting	801
Prospectus and shareholder reports
Investor Class	198
Advisor Class	6
R Class	1
Registration	70
Rule 12b-1 fees
Advisor Class	43
R Class	5
Proxy and annual meeting	24
Legal and audit	23
Directors	8
Miscellaneous	16

Total expenses	23,017

Net investment income (loss)	31,295

Unaudited

STATEMENT OF OPERATIONS

($ 000s)
6 Months
Ended
4/30/05
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	334,183
Foreign currency transactions	1,218

Net realized gain (loss)	335,401

Change in net unrealized gain (loss)
Securities	(10,947)
Other assets and liabilities
denominated in foreign currencies	9

Change in net unrealized gain (loss)	(10,938)

Net realized and unrealized gain (loss)	324,463

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$355,758

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,295	$62,228
Net realized gain (loss)	335,401	286,113
Change in net unrealized gain (loss)	(10,938)	237,758

Increase (decrease) in net assets from operations	355,758	586,099

Distributions to shareholders
Net investment income
Investor Class	(60,086)	(58,475)
Advisor Class	(374)	(228)
R Class	(38)	(5)
Net realized gain
Investor Class	–	(13,494)
Advisor Class	–	(57)
R Class	–	(2)

Decrease in net assets from distributions	(60,498)	(72,261)

Capital share transactions *
Shares sold
Investor Class	431,994	962,378
Advisor Class	8,779	18,827
R Class	733	8,043
Distributions reinvested
Investor Class	56,880	62,947
Advisor Class	331	246
R Class	38	7
Shares redeemed
Investor Class	(658,394)	(1,606,648)
Advisor Class	(4,357)	(9,354)
R Class	(872)	(5,068)
Redemption fees received
Investor Class	80	9

Increase (decrease) in net assets from
capital share transactions	(164,788)	(568,613)

Net Assets
Increase (decrease) during period	130,472	(54,775)
Beginning of period	4,838,153	4,892,928

End of period	$4,968,625	$4,838,153

(Including undistributed net investment income of
$28,995 at 4/30/05 and $58,198 at 10/31/04)

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

*Share information
Shares sold
Investor Class	33,836	83,919
Advisor Class	694	1,644
R Class	58	685
Distributions reinvested
Investor Class	4,572	5,733
Advisor Class	27	23
R Class	3	1
Shares redeemed
Investor Class	(51,730)	(140,459)
Advisor Class	(344)	(813)
R Class	(69)	(439)

Increase (decrease) in shares outstanding	(12,953)	(49,706)

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: the International Stock Fund original share class, referred to in this report as the Investor Class, offered since May 9, 1980, International Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and International Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class, Advisor Class, and R Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 14% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $1,251,811,000; aggregate collateral consisted of $1,307,655,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,156,727,000 and $1,418,643,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $1,244,325,000 of unused capital loss carryforwards, of which $363,618,000 expire in fiscal 2009, $629,874,000 expire in fiscal 2010, and $250,833,000 expire in fiscal 2011.

At April 30, 2005, the cost of investments for federal income tax purposes was $4,908,118,000. Net unrealized gain aggregated $1,296,515,000 at period-end, of which $1,391,847,000 related to appreciated investments and $95,332,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

	Advisor Class	R Class
Expense Limitation	1.15%	1.40%
Limitation Date	2/28/06	2/28/06
Repayment Date	2/29/08	2/29/08

Pursuant to this agreement, at April 30, 2005, management fees waived and expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $2,000 through February 28, 2006 and $1,000 through February 29, 2008. For the six months ended April 30, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $1,564,000 for T. Rowe Price Services, Inc., and $1,543,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2005, the fund was charged $50,000 for shareholder servicing costs related to the college savings plans, of which $38,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At April 30, 2005, approximately 0.9% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $319,000 of Spectrum Funds’ expenses and $364,000 of Retirement Funds’ expenses. Of these amounts, $499,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2005, approximately 6.2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 5.8% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $818,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $61,502,000 and $117,379,000, respectively.

As of April 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 195,902 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included but were not limited to management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005